Supplement dated February 29, 2024
to the following initial summary prospectus(es):
Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Freedom+ Variable Annuity, Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The Boards of Directors (the "Board") of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (the "Board"), approved the merger of the following Target Funds (the "Target Fund") into the Lincoln Variable Insurance Products Trust (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about April 26, 2024 (the "Effective Date").
Target Fund	Acquiring Fund
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II	Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Service Class
American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II	Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Service Class
As of the Effective Date, the following changes apply to the contract/policy:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class This underlying mutual fund is only available in contracts for which good order applications were received before April 26, 2024. Investment Advisor: Lincoln Financial Investments Corporation Investment Sub-Advisor: American Century Investment Management, Inc.	0.77%	-13.08%	1.38%	0.67%
Equity	Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Service Class This underlying mutual fund is only available in contracts for which good order applications were received before April 26, 2024. Investment Advisor: Lincoln Financial Investments Corporation Investment Sub-Advisor: American Century Investment Management, Inc.	1.01%	-1.38%	6.61%	10.84%
Equity	Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Service Class This underlying mutual fund is only available in contracts for which good order applications were received before April 26, 2024. Investment Advisor: Lincoln Financial Investments Corporation Investment Sub-Advisor: American Century Investment Management, Inc.	0.88%*	0.31%	7.68%	10.41%
ISP-0765

*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
ISP-0765